                                                                    EXHIBIT 99.1


                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                 SERIES 1999-E

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home improvement loan contracts transferred to the trust formed in September 1999, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated September 13, 1999 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated September 13, 1999.

  The tables below describe additional characteristics of the loans as of the Cut-off Date.

               Geographical Distribution of Improved Real Estate

                                                                              % of
                                           % of                           Loan Pool by
                                       Loan Pool by   Aggregate Principal  Outstanding
                          Number of      Number of          Balance         Principal
                         Loans as of     Loans as      Outstanding as of  Balance as of
                         Cut-off Date of Cut-off Date    Cut-off Date     Cut-off Date
                         ------------ --------------- ------------------- -------------
Alabama.................       442          1.75%       $  9,073,711.31        1.91%
Alaska..................        15           .06             233,311.47         .05
Arizona.................       781          3.09          16,985,249.74        3.57
Arkansas................       942          3.72          10,684,327.81        2.25
California..............     3,141         12.41          81,151,216.37       17.06
Colorado................       580          2.29           7,977,915.98        1.68
Connecticut.............       532          2.10           9,788,679.65        2.06
Delaware................       103           .41           2,097,913.11         .44
District of Columbia....        23           .09             242,561.15         .05
Florida.................       981          3.88          19,964,963.80        4.20
Georgia.................       533          2.11           8,762,279.99        1.84
Hawaii..................         6           .02             143,739.50         .03
Idaho...................        50           .20             894,887.02         .19
Illinois................     1,184          4.68          20,052,974.38        4.22
Indiana.................       528          2.09           8,311,801.50        1.75
Iowa....................       130           .51           2,508,302.36         .53
Kansas..................       212           .84           3,686,184.07         .78
Kentucky................       161           .64           2,935,101.05         .62
Louisiana...............       259          1.02           4,377,407.12         .92
Maine...................       176           .70           3,625,865.64         .76
Maryland................       334          1.32           6,675,200.77        1.40
Massachusetts...........       367          1.45           7,199,784.35        1.51
Michigan................     1,578          6.23          25,923,437.16        5.45
Minnesota...............       248           .98           5,651,609.66        1.19
Mississippi.............       178           .70           3,440,806.70         .72
Missouri................       809          3.20          12,431,022.54        2.61
Montana.................        28           .11             735,577.54         .15
Nebraska................        88           .35           1,219,808.49         .26
Nevada..................       360          1.42           9,188,507.73        1.93
New Hampshire...........        93           .37           1,782,877.42         .37
New Jersey..............     1,353          5.34          27,846,321.97        5.86
New Mexico..............       167           .66           2,714,249.59         .57
New York................     1,691          6.68          37,633,095.30        7.91
North Carolina..........       407          1.61           6,579,616.07        1.38
North Dakota............        29           .11             751,551.19         .16
Ohio....................       962          3.80          13,181,261.65        2.77
Oklahoma................       382          1.51           5,564,699.30        1.17
Oregon..................       179           .71           3,553,284.39         .75
Pennsylvania............     1,434          5.66          26,954,755.29        5.67
Rhode Island............        98           .39           1,720,611.92         .36
South Carolina..........       214           .85           3,804,269.71         .80
South Dakota............        35           .14             958,190.93         .20
Tennessee...............       248           .98           3,934,391.63         .83
Texas...................     1,521          6.01          21,506,572.96        4.52
Utah....................        90           .36           1,653,076.86         .35
Vermont.................        23           .09             405,714.02         .09
Virginia................       644          2.54          11,769,595.74        2.47
Washington..............       578          2.28          10,185,716.76        2.14
West Virginia...........       107           .42           1,536,320.18         .32
Wisconsin...............       200           .79           3,813,880.90         .80
Wyoming.................        88           .35           1,746,260.40         .37
Non-U.S. based service
  personnel.............         2           .01              16,215.42           *
                            ------        ------        ---------------      ------
    Total...............    25,314        100.00%       $475,576,677.56      100.00%
                            ======        ======        ===============      ======

- -----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                         Years of Origination of Loans

                                                                  % of
                           Number of                          Loan Pool By
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
- -------------------        ---------- ------------------- ---------------------
1989......................        1     $     10,991.59               *%
1990......................       30          161,092.05             .03
1991......................       51          208,308.70             .04
1992......................       65          348,876.92             .07
1993......................      191        1,623,317.32             .34
1994......................      656        7,236,639.66            1.52
1995......................      711        9,153,130.37            1.92
1996......................    2,369       30,164,665.29            6.34
1997......................      192        1,994,290.76             .42
1998......................    3,284       63,107,874.17           13.27
1999......................   17,764      361,567,490.73           76.03
                             ------     ---------------          ------
    Total.................   25,314     $475,576,677.56          100.00%
                             ======     ===============          ======

- --------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                     Distribution of Original Loan Amounts

                                                                 % of
                          Number of                          Loan Pool by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan             as of Cut- Balance Outstanding     Balance as of
Amount (in Dollars)        off Date  as of Cut-off Date      Cut-off Date
- -------------------       ---------- ------------------- ---------------------
Less than $ 10,000.......    6,714     $ 42,227,861.80            8.88%
Between $ 10,000--
 $ 19,999.99.............    9,043      128,135,029.00           26.94
Between $ 20,000--
 $ 29,999.99.............    5,729      137,922,768.72           29.00
Between $ 30,000--
 $ 39,999.99.............    2,019       68,836,332.13           14.47
Between $ 40,000--
 $ 49,999.99.............    1,023       44,507,351.37            9.36
Between $ 50,000--
 $ 59,999.99.............      422       22,309,163.33            4.69
Between $ 60,000--
 $ 69,999.99.............      133        8,452,906.84            1.78
Between $ 70,000--
 $ 79,999.99.............       74        5,530,043.09            1.16
Between $ 80,000--
 $ 89,999.99.............       47        3,983,242.80             .84
Between $ 90,000--
 $ 99,999.99.............       25        2,369,516.24             .50
Between $100,000--
 $109,999.99.............       22        2,306,952.99             .49
Between $110,000--
 $119,999.99.............       14        1,610,813.70             .34
Between $120,000--
 $129,999.99.............       14        1,762,570.98             .37
Between $130,000--
 $139,999.99.............        8        1,074,252.17             .23
Between $140,000--
 $149,999.99.............        5          731,203.70             .15
Between $150,000--
 $159,999.99.............        7        1,080,084.11             .23
Between $160,000--
 $169,999.99.............        4          653,103.26             .14
Between $170,000--
 $179,999.99.............        6        1,048,487.53             .22
Between $180,000--
 $189,999.99.............        1          182,752.92             .04
Between $190,000--
 $199,999.99.............        2          382,951.94             .08
Between $200,000--
 $249,999.99.............        1          200,720.05             .04
Between $250,000--
 $299,999.99.............        1          268,568.89             .06
                            ------     ---------------          ------
    Total................   25,314     $475,576,677.56          100.00%
                            ======     ===============          ======

                                   Loan Rates

                                                                  % of
                           Number of                          Loan Pool by
                             Loans    Aggregate Principal Outstanding Principal
        Range of           as of Cut- Balance Outstanding     Balance as of
        Loan Rates          off Date  as of Cut-off Date      Cut-off Date
        ----------         ---------- ------------------- ---------------------
From  5.00001%--
  6.00000%................        2      $    16,503,65               *%
From  6.00001%--
  7.00000%................        0                 .00             .00
From  7.00001%--
  8.00000%................       40        1,075,828.39             .23
From  8.00001%--
  9.00000%................      404       12,288,008.66            2.58
From  9.00001%--
 10.00000%................    2,043       43,446,056.24            9.56
From 10.00001%--
 11.00000%................    2,818       66,204,401.03           13.92
From 11.00001%--
 12.00000%................    3,498       68,543,316.92           14.41
From 12.00001%--
 13.00000%................    4,021       72,989,660.86           15.35
From 13.00001%--
 14.00000%................    5,310       81,941,904.34           17.23
From 14.00001%--
 15.00000%................    4,070       61,344,409.30           12.90
From 15.00001%--
 16.00000%................    1,917       37,774,289.39            7.94
From 16.00001%--
 17.00000%................      908       21,330,831.36            4.49
Over 17.00000%............      283        6,621,467.42            1.39
                             ------     ---------------          ------
    Total.................   25,314     $475,576,677.56          100.00%
                             ======     ===============          ======

- --------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.

                          Remaining Months to Maturity

                                                                  % of
                           Number of                          Loan Pool by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    As of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
Less than 31..............      440     $  1,343,788.89             .28%
31-60.....................    1,964       12,804,789.55            2.69
61-90.....................    1,790       14,637,363.95            3.08
91-120....................    5,094       65,206,326.77           13.71
121-150...................    1,329       17,177,229.00            3.61
151-180...................    5,097       99,378,176.99           20.90
181-210...................    1,325       26,363,514.67            5.54
211-240...................    2,636       61,156,255.02           12.86
241-270...................       11          330,412.94             .07
271-300...................    5,620      176,286,186.76           37.07
301-330...................        0                 .00             .00
331-360...................        8          892,633.02             .19
                             ------     ---------------          ------
    Total.................   25,314     $475,576,677.56          100.00%
                             ======     ===============          ======

                             Lien Position of Loans

                                                      % of
               Number of                          Loan Pool by
                 Loans    Aggregate Principal Outstanding Principal
               as of Cut- Balance Outstanding     Balance as of
Lien Position   off Date  as of Cut-off Date      Cut-off Date
- -------------  ---------- ------------------- ---------------------
First........     2,649     $ 56,866,157.94           11.96%
Second.......    18,866      346,211,518.93           72.80
Third........     3,781       79,191,411.81           15.18
Fourth.......        17          292,705.40             .06
Fifth........         1           14,883.48               *
                 ------     ---------------          ------
    Total....    25,314     $475,576,677.56          100.00%
                 ======     ===============          ======

- ----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the Cut-off Date.
                                       5